      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON  FEBRUARY 17, 1999
                                                           REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                                    FVC.COM, INC.
                (Exact name of registrant as specified in its charter)

        DELAWARE                                       77-0357037
(State of Incorporation)                (I.R.S. Employer Identification Number)

                                ---------------------

                                 3393 OCTAVIUS DRIVE
                                      SUITE 102
                                SANTA CLARA, CA 95054
                                    (408) 567-7200
                       (Address of Principal Executive Offices)

                             ----------------------------

                             1997 EQUITY INCENTIVE  PLAN
                               (Full title of the plan)
                                  James O. Mitchell
               Vice President, Operations and Chief Financial Officer
                                    FVC.COM, INC.
                                 3393 Octavius Drive
                                      Suite 102
                                Santa Clara, CA  95054
                                    (408) 567-7200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                             ----------------------------
                                      Copies to:

                                 LEE F. BENTON, ESQ.
                                  COOLEY GODWARD LLP
                                FIVE PALO ALTO SQUARE
                                 3000 EL CAMINO REAL
                             PALO ALTO, CALIFORNIA 94306

                            -----------------------------

                           CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------------------
    TITLE OF SECURITIES           AMOUNT TO BE          PROPOSED MAXIMUM OFFERING    PROPOSED MAXIMUM AGGREGATE      AMOUNT OF
     TO BE REGISTERED               REGISTERED              PRICE PER SHARE(1)           OFFERING PRICE(1)        REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common Stock          750,000                 $12.8125                   $9,289,062.50              $2,582.35
 (par value $.001)
----------------------------------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) under the Securities Act of 1933,
     as amended.   The offering price per share and aggregate offering price for the unissued stock options are based upon the average of the high and low prices of Registrant's Common Stock as reported on the Nasdaq National Market System on February 12, 1999.

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   EXPLANATORY NOTE

          This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 750,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 1997 Equity Incentive Plan (the "1997 Plan"), as amended.

          INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT
                              ON FORM S-8, NO. 333-51799

          The contents of the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 5, 1998 relating to the 1997 Plan (File No. 333-51799) is incorporated by reference herein.

                        INTERESTS OF NAMED EXPERTS AND COUNSEL

          The validity of the shares of Common Stock being registered hereby will be passed upon for the Company by Cooley Godward LLP, Palo Alto, California. Lee F. Benton, a partner at Cooley Godward LLP, is Secretary of the Company.
                                       EXHIBITS

EXHIBIT
NUMBER

5.1            Opinion of Cooley Godward LLP

23.1           Consent of PricewaterhouseCoopers LLP

23.2           Consent of Cooley Godward LLP is (included in Exhibit 5.1).

24.1           Power of Attorney (included on the signature page).


                                          2.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on February 5, 1999.

                                   FVC.COM, INC.


                                   By: /s/ Richard M. Beyer
                                       --------------------------------------
                                       Richard M. Beyer
                                       President and Chief Executive Officer


                                          3.

                                  POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Beyer and Ralph Ungermann, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                        SIGNATURE                                           TITLE                               DATE
----------------------------------------------            ---------------------------------------       ------------------
/s/ Ralph Ungermann
----------------------------------------------            Chairman of the Board of Directors            February 5, 1999
        Ralph Ungermann

/s/ Richard M. Beyer
----------------------------------------------            President, Chief Executive Officer and        February 5, 1999
        Richard M. Beyer                                  Director
                                                          (PRINCIPAL EXECUTIVE OFFICER)

/s/ James O. Mitchell
----------------------------------------------            Vice President, Operations and Chief          February 5, 1999
        James O. Mitchell                                 Financial Officer
                                                          (PRINCIPAL FINANCIAL AND ACCOUNTING
                                                          OFFICER)
/s/ Neal M. Douglas
----------------------------------------------            Director                                      February 5, 1999
        Neal M. Douglas

/s/ Pier Carlo Falotti
----------------------------------------------            Director                                      February 6, 1999
        Pier Carlo Falotti

/s/ David A. Norman
----------------------------------------------            Director                                      February 9, 1999
        David A. Norman

/s/ James R. Swartz
----------------------------------------------            Director                                      February 8, 1999
        James R. Swartz

/s/ Enzo Torresi
----------------------------------------------            Director                                      February 9, 1999
        Enzo Torresi

/s/ Robert Wilmot
----------------------------------------------            Director                                      February 5, 1999
        Robert Wilmot



                                          4.

                                    EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION

5.1       Opinion of Cooley Godward LLP

23.1      Consent of PricewaterhouseCoopers LLP

23.2      Consent of Cooley Godward LLP (included in Exhibit 5.1).

24.1      Power of Attorney  (included on the signature page).


                                          5.